UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2020 (July 20, 2020)

Frontier FundS

FRONTIER BALANCED FUND

FRONTIER DIVERSIFIED FUND

FRONTIER MASTERS FUND

FRONTIER SELECT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

Effective July 20, 2020, Frontier Fund Management, the managing owner of the Registrant, removed Doherty Advisors, LLC (“Doherty”), a major commodity trading advisor for Frontier Balanced Fund, Frontier Diversified Fund, Frontier Masters Fund and Frontier Select Fund. Doherty was accessed through the Galaxy Plus Managed Account platform.

Effective August 1, 2020, Frontier Fund Management, the managing owner of the Registrant added John Locke Investments SA (“John Locke”) as a major commodity trading advisor for Frontier Balanced Fund, Frontier Diversified Fund, Frontier Masters Fund and Frontier Select Fund. John Locke is accessed through the Galaxy Plus Managed Account platform.

As a result of the removal of Doherty and the addition of John Locke, the managing owner has made the following allocation adjustments:

Frontier Balanced Fund

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Balanced Fund are:

•	Aspect Capital Limited

•	Crabel Capital Management, LLC

•	Fort, LP

•	H2O AM LLP

•	John Locke Investments SA

•	Quantitative Investment Management, LLC

•	Quest Partners, LLC

•	Welton Investment Partners, LLC

•	Wimmer Horizon, LLP

As of August 1, 2020, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Balanced Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of August 1, 2020 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	17%
Crabel Capital Management, LLC	8%
FORT, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	17%
H2O AM LLP	4%
John Locke Investments SA (accessed via Galaxy Plus Fund – JL Cyril Systematic Feeder Fund (547) LLC)	13%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	13%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC and Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC))	6%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	13%
Wimmer Horizon, LLP	9%

Frontier Diversified Fund

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Balanced Fund are:

•	Aspect Capital Limited

•	Crabel Capital Management, LLC

•	Fort, LP

•	H2O AM LLP

•	John Locke Investments SA

•	Quantitative Investment Management, LLC

•	Quest Partners, LLC

•	Welton Investment Partners, LLC

As of August 1, 2020, the allocation of the assets of the Frontier Diversified Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Diversified Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of August 1, 2020 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	26%
Crabel Capital Management, LLC	8%
FORT, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	16%
H2O AM LLP	4%
John Locke Investments SA (accessed via Galaxy Plus Fund – JL Cyril Systematic Feeder Fund (547) LLC)	15%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	11%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC and Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC))	10%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	10%

Frontier Masters Fund

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Masters Fund are:

•	Aspect Capital Limited

•	John Locke Investments SA

•	Welton Investment Partners, LLC

As of August 1, 2020, the allocation of the assets of the Frontier Masters Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Masters Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of August 1, 2020 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	54%
John Locke Investments SA (accessed via Galaxy Plus Fund – JL Cyril Systematic Feeder Fund (547) LLC)	33%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	13%

Frontier Select Fund

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Select Fund are:

•	John Locke Investments SA

•	Welton Investment Partners, LLC

As of August 1, 2020, the allocation of the assets of the Frontier Select Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Select Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of August 1, 2020 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
John Locke Investments SA (accessed via Galaxy Plus Fund – JL Cyril Systematic Feeder Fund (547) LLC)	60%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	40%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Funds
(Registrant)

Date: August 12, 2020	By:	/s/ Patrick J. Kane
Patrick J. Kane
Chairman and Chief Financial Officer of Frontier Fund Management LLC, the Managing Owner of Frontier Funds

Date: August 12, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Balanced Fund, A Series of Frontier Funds
(Registrant)

Date: August 12, 2020	By:	/s/ Patrick J. Kane
Patrick J. Kane
Chairman and Chief Financial Officer of Frontier Fund Management LLC, the Managing Owner of Frontier Balanced Fund, a series of Frontier Funds

Date: August 12, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC the Managing Owner of Frontier Balanced Fund, a series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Fund, A Series of Frontier Funds
(Registrant)

Date: August 12, 2020	By:	/s/ Patrick J. Kane
Patrick J. Kane
Chairman and Chief Financial Officer of Frontier Fund Management LLC, the Managing Owner of Frontier Diversified Fund, a series of Frontier Funds

Date: August 12, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC the Managing Owner of Frontier Diversified Fund, a series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Fund, A Series of Frontier Funds
(Registrant)

Date: August 12, 2020	By:	/s/ Patrick J. Kane
Patrick J. Kane
Chairman and Chief Financial Officer of Frontier Fund Management LLC, the Managing Owner of Frontier Masters Fund, a series of Frontier Funds

Date: August 12, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC the Managing Owner of Frontier Masters Fund, a series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Fund, A Series of Frontier Funds
(Registrant)

Date: August 12, 2020	By:	/s/ Patrick J. Kane
Patrick J. Kane
Chairman and Chief Financial Officer of Frontier Fund Management LLC, the Managing Owner of Frontier Select Fund, a series of Frontier Funds

Date: August 12, 2020	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC the Managing Owner of Frontier Select Fund, a series of Frontier Funds